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                                                                   Exhibit 10.1


                       FIRST AMENDMENT TO LEASE AGREEMENT

         THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into as of the 10th day of June, 1999 by and between NATIONAL FIRE PROTECTION ASSOCIATION ("Landlord"), and DM MANAGEMENT COMPANY, a Delaware corporation ("Tenant").

                                    RECITALS

         A. Landlord and Tenant previously entered into a lease agreement dated September 21, 1998 (the "Lease") pursuant to which Tenant leased from Landlord the real property located in the building known as 4 Batterymarch Park (the "Building") in the City of Quincy, Commonwealth of Massachusetts, described as the fourth and fifth floors of the Building, consisting of approximately 60,500 rentable square feet (the "Initial Premises").

         A. Landlord and Tenant desire to amend the Lease (i) to add 3,000 rentable square feet of additional space ("Storage Space") to the Initial Premises, and (ii) otherwise as more particularly set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their respective successors and assigns, hereby covenant and agree as follows:

         1.  The above recitals are incorporated herein by this reference.

         2. Capitalized terms used and not otherwise defined in this Amendment shall have the meaning ascribed to said term by the Lease.

         3. Pursuant to the provisions of Section 2.3 of the Lease, the parties hereby agree as follows:

         (a) That portion of the Premises Rentable Area comprised of the "Office Space" (as defined below) is hereby agreed to contain 63,943 square feet and that portion of the Premises Rentable Area comprised of the Storage Space is hereby agreed to contain 3,000 square feet; and

         (a) Based upon the foregoing, Section 1.1 of the Lease is hereby amended by deleting the same and substituting therefore the following:

         Years 1 and 2 of the Term:  $1,724,489.50 annually; $143,707.46 monthly
                 (based upon the $26.50 per square foot of Office Space per annum and $10.00

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                 per square foot of Storage Space per annum)

         Years 3 and 4 of the Term:  $1,788,432.50 annually; $149,036.04 monthly
                 (based upon $27.50 per square foot of Office Space per annum and $10.00 per square foot of Storage Space per annum)

         Years 5, 6 and 7 of the Term: $1,852,375.50 annually; $154,364.63 monthly (based upon $28.50 per square foot of Office Space per annum and $10.00 per square foot of Storage Space per annum)

         Years 8, 9 and 10 of the Term: $1,916,318.50 annually; $159,693.21 monthly (based upon $29.50 per square foot of Office Space per annum and $10.00 per square foot of Storage Space per annum).

         4. The parties hereby agree that the definition of "Building Rentable Area" set forth in Section 1.3 (Additional Definitions) of the Lease, shall be amended to mean 159,161 square feet.

         5. Effective as of the date hereof (the "First Amendment Commencement Date"), the Lease is hereby amended as follows:

             5.1  The definition of "Premises Rentable Area" set forth in
         Section 1.2 (Basic Data) of the Lease is hereby amended by inserting in the second line of the definition immediately following the word "Building" the following language:

             "("Office Premises") and 3,000 rentable square feet located on the ground floor ("Storage Space") (collectively, the "Premises"),"

             5.2 The definition of "Permitted Uses" set forth in Section 1.2 (Basic Data) of the Lease is hereby amended by adding at the end thereof the following language:

             "The Storage Space shall be used for storage use only."

             5.3 Exhibit FP attached to the Lease is hereby amended by adding Exhibit FP-1 attached hereto and incorporated herein by this reference.

             5.4 For the purpose of Article VIII (Real Estate Taxes) and
         Article IX (Operating Expenses) of the Lease, the Premises shall be deemed to include the Office Premises only and not the Storage Space.

         6. Except as set forth in this Section 6, Tenant agrees to accept the Storage Space in its "AS IS," broom clean condition as of the Commencement Date without warranty of any kind. Prior to the Commencement Date, Landlord shall deliver the Storage Space demised with suspended strip lights, a sealed floor and heat.


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         7.  Notwithstanding anything to the contrary contained herein, Section
         4.2 of the Lease shall not apply to the Storage Space, including without limitation, the Tenant Improvements Allowance set forth therein.

         8. The Lease is hereby modified and confirmed by Landlord and Tenant and shall remain in full force and effect except as expressly amended by the terms of this Amendment.

         9. The terms of this Amendment shall control over any conflicts between the terms of the Lease and this Amendment.

             IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

                                                              LANDLORD:

         In the presence of:               NATIONAL FIRE PROTECTION ASSOCIATION,
                                           INC.

                                           By: /S/ JAMES M. SHAMRON
                                              ---------------------------------
                                           Name:
                                               --------------------------------
         /S/ NANCY PERKINS                 Title:
         -----------------                     --------------------------------
         Witness                           Date:
                                               --------------------------------

                                           TENANT:

         In the presence of:               DM MANAGEMENT COMPANY, a Delaware
                                           Corporation



                                           By: /S/ OLGA L. CONLEY
                                              ---------------------------------
         /S/ ROBERT S. CONRAD              Name:
         --------------------                  --------------------------------
         Witness                           Title:
                                                -------------------------------
                                           Date:
                                                -------------------------------


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                                 EXHIBIT "FP-1"

                                  Storage Space